Exhibit 32.1

CERTIFICATION FURNISHED PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Meru Networks, Inc. (the “Company”) for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ihab Abu-Hakima, President and Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ihab Abu-Hakima
Ihab Abu-Hakima

President and Chief Executive Officer

May 6, 2011